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                                                                 EXHIBIT 99.2

                                  RISK FACTORS

    COMPETITION. The Company and its ventures face an increasing number of competitors in each of their markets. In the United States, competition has been steadily increasing since PCS providers first began offering service in late 1996. There can now be up to nine wireless competitors in each cellular and PCS market in the United States. Germany and Sweden currently have four licensees per market, and Italy, Spain, Poland, Portugal and Romania have three. A third license is expected to be awarded in Belgium in 1998. South Korea has licensed a total of five mobile operators and Japan a total of seven operators per market. There are currently two licensees in Egypt and India. The Company also faces intense competition in each of its paging markets.

    Increased competition has led to declines in the prices the Company charges for its wireless services and is expected to lead to further price declines in the future. Price reductions have attracted an increasing number of consumer customers, who tend to make calls during lower-rate, off-peak periods. As a result of these factors, in recent years the Company's proportionate average revenue per customer has declined at rates between 12% and 15% per year in the United States to $53 for 1997 and between 20% and 30% per year, including the impact of foreign exchange fluctuations, to $79 for 1997 in the Company's international markets and is expected to continue to decline at similar rates in 1998. Historically the Company has been able to match or exceed declines in average revenue per customer with reductions in operating cash costs per customer. However, there can be no assurance that the Company will be able to continue to do so. If it cannot, the Company may experience decreased profitability.

    Competition could also lead to a decrease in the rate at which the Company adds new customers and even to a decrease in the size of the Company's customer base as customers choose to receive wireless service from other providers. Customer deactivations are measured by the Company's churn rate, which is the number of subscribers in a given period who terminate their service or have their service terminated by the Company divided by the average number of customers for the same period, expressed as a percentage. Historically the Company has experienced average churn rates in its United States and international markets of approximately 2% per month. There can be no assurance that the Company will not experience an increase in churn rates, particularly as competition intensifies. An increase in churn rates could adversely affect profitability because the Company would experience lower revenues and increased selling costs to replace customers.

    INCREASED RATE OF INVESTMENT IN NETWORKS AND NEW TECHNOLOGY. The Company expects that it will be required to make substantial future investments in its wireless networks due to customer growth, increased usage and the need to offer new services and greater functionality. Accordingly, the rate of the Company's capital expenditures in future years could materially exceed that experienced by the Company in recent years. The operations of the Company and its ventures depend in part upon the successful deployment of continuously evolving wireless telecommunications technologies. The Company uses technologies from a number of vendors and makes significant capital expenditures in connection with the deployment of such

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technologies. There can be no assurance that technologies will be developed according to anticipated schedules, that they will perform according to expectations or that they will achieve commercial acceptance. The failure of vendor performance or technology performance to meet the Company's expectations or the failure of a technology to achieve commercial acceptance could result in additional capital expenditures by the Company or a reduction in net income due to the recognition of the impairment of assets.

    LICENSE RENEWAL. The Company's international and U.S. wireless licenses are granted for specific periods of time. The most significant U.S. cellular and paging licenses are granted for a period of ten years. Based upon its prior experience with expired licenses and upon FCC rules establishing a presumption in favor of licensees that have substantially complied with their regulatory obligations during the license period, the Company believes that each of its U.S. licenses will be renewed as they expire. The terms of the licenses granted to the Company's international ventures and conditions for license renewal vary from country to country. In some countries, there is no specified mechanism for license renewal and accordingly it is not certain what criteria will be used by the governments of those countries to determine whether the licenses should be renewed. There can be no assurance that any U.S. or international license will be renewed.

    EARNINGS DILUTION. The Company expects to experience start-up losses associated with its recent investment in Egypt and continues to experience start up losses associated with its Korean, Romanian and Indian ventures. In addition, the Company expects to continue to experience losses associated with PrimeCo for the next several years. The Company expects to continue to pursue selected new opportunities in international markets. The Company expects the foregoing to have a dilutive effect on the Company's earnings. In addition, the Company has granted certain restricted stock awards which provide early vesting if the Company meets certain targets for the Company's common stock and operating cash flows. If this happens, the Company would need to accelerate the recognition of compensation expense which could be material to the quarter in which the goal is achieved.

    On April 6, 1998, the Company acquired the U.S. cellular and PCS interests of MediaOne Group, as described under "Business--Recent Developments." The Company expects earnings per share dilution from the acquisition to reach approximately $0.40 per share in the first full year following the transaction and to decline thereafter. This dilution represents the net amount of amortization of acquisition intangibles, incremental interest expense, preferred dividends and common shares issued, as partially offset by incremental earnings.

    ANTITRUST PROCEEDINGS. The Company believes that its cellular and paging pricing and marketing practices were and are in compliance with antitrust laws. However, the Company was and is a defendant in certain class action complaints and complaints filed by individual agents with respect to its Los Angeles, San Francisco and San Diego cellular operations which allege that the Company conspired to fix retail and wholesale cellular prices. The Company has reached settlements in each of the class action proceedings which in the aggregate will not have a material adverse effect on the Company's financial condition or results of operations. No assurance can be given, however, that any disposition of the remaining proceedings, if adverse to the Company, might not have a material adverse effect on the Company's results of operations in the year of such disposition.

    IMPLICATIONS OF LICENSEE OWNERSHIP STRUCTURE. The Company holds most of its U.S. cellular properties and PCS properties through partnership interests, a number of which are controlling interests. In addition, except for its interests in Europolitan Holdings AB ("Europolitan"), the Company's cellular system in Sweden, and Telecel Communicacoes Pessoais, S.A. ("Telecel"), its cellular system in Portugal, the Company's interests in international wireless licenses are held through foreign entities in which the Company is a significant but not controlling owner. Under the governing documents for certain of these partnerships and corporations, certain key matters such as the approval of business plans and decisions as to the timing and amount of cash distributions require the consent of the Company's partners or may be

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approved without the consent of the Company. Although the Company has not been materially constrained by the nature of its wireless ownership interests from pursuing its corporate objectives, no assurance can be given that it will not experience difficulty in this regard in the future. The Company may enter into similar arrangements as it participates in ventures formed to pursue additional opportunities.

    RISKS ASSOCIATED WITH INTERNATIONAL OPERATIONS. The Company has investments in operations outside the United States and proportionate operating cash flow from these investments represent a substantial portion of total Company proportionate operating cash flow. Investments in international operations are subject to risks and uncertainties which may include taxation, nationalization, inflation, currency fluctuations, increased regulation and approval requirements. Certain Asian countries are currently experiencing severe economic turmoil, resulting in depressed business conditions, volatility in local currencies and ongoing financial market dislocations. In addition to the negative impact that such economic turmoil could have on usage of wireless services, it could also have a negative effect on the ability of the Company's partners to provide their share of the ventures' funding requirements. There can be no assurance that the foregoing risks and uncertainties or that present or future economic turmoil or dislocations will not have a material adverse effect on the Company's business, operating results and financial condition.

    EXCHANGE RATE FLUCTUATIONS. Foreign currency exchange rates may be material to the Company's results of operations. The Company evaluates the risk of significant exchange rate volatility and its ability to hedge against such volatility as part of its decision whether to pursue an international opportunity. A significant weakening against the dollar of the currency of a country where the Company generates revenues or earnings may adversely affect the Company's results, while any weakening of the dollar against such currency could have an adverse effect if the Company is obligated to make significant foreign currency denominated capital investments in such country. The Company attempts to mitigate the effect of certain foreign currency fluctuations through the use of foreign currency contracts and foreign currency denominated credit arrangements. There can be no assurance that the Company will be successful in its foreign currency hedging efforts.

    FRAUD. The cellular industry continues to be subject to fraudulent activity. The Company is working to reduce the negative impacts of fraud in its U.S. markets through the deployment of new technologies and other measures including Fraud Detection Profiler, RF Fingerprinting, authentication, roamer verification and precision roaming. The cost of fraud, including the cost of developing and deploying anti-fraud technologies, will have an impact on the Company's operating results for the foreseeable future.

    THE YEAR 2000 ISSUE. Many of the Company's systems are affected by the year 2000 problem, which refers to the inability of information technology to process dates beyond December 31, 1999. The Company has implemented a comprehensive plan to address the year 2000 problem in its mission critical systems. Mission critical systems are those whose failure poses a risk of disruption to the Company's ability to provide wireless services, to collect revenues, to meet safety standards or to comply with legal requirements. The Company's plan includes (i) the complete inventory of all mission critical systems employed in the Company's consolidated markets and the identification of the hardware and software affected by the year 2000 problem; (ii) modification of the affected systems; and (iii) testing of the modified systems, including testing of systems on an integrated basis. The Company is using both internal and external sources to implement its plan.

    Much of the Company's information technology, including technology associated with its mission critical systems, is purchased from third parties. The Company is dependent on those third parties to assess the impact of the year 2000 problem on the technology they have supplied and to take any necessary corrective action. The Company is monitoring the progress of these third parties and selectively conducting tests to determine whether they have accurately assessed the problem and taken corrective action.

    Based on its current assessments and its remediation plan, which are based in part upon certain representations of third parties, the Company expects that it will not experience a disruption of its operations as a result of the change to the new millennium. However, there can be no assurance that the third parties who have supplied information technology used in the Company's mission critical systems will be successful in taking corrective action in a timely manner. The Company is developing contingency plans with respect to certain key information technology used in its mission critical systems, although there can be no assurance that these contingency plans will successfully avoid service disruption. In addition, the Company's systems are interconnected with Public Switch Telecommunications Networks ("PSTNs") and the networks of other service providers who are


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responsible for addressing the year 2000 problem in their own systems. The ability of the Company's systems to operate is dependent upon such PSTNs and other networks being year 2000 compliant, as to which there can be no assurance.

    While costs incurred to date to address the year 2000 problem have not been material, the Company expects to incur incremental consolidated pre-tax expenses of approximately $75 million through the end of 1999 to implement its plan for its mission critical systems. In addition, the Company has redeployed internal resources to address the problem. The substantial majority of these expenses will be incurred in the second half of 1998 and the first half of 1999. Additionally, the Company will incur capitalized costs that represent ongoing investment in new systems and system upgrades, the timing of which is being accelerated in order to facilitate year 2000 compliance and which are not expected to have a material impact on the Company's financial position or results of operations. This estimate assumes that third party suppliers have accurately assessed the compliance of their products and that they will successfully correct the issue in non-compliant products. Because of the complexity of correcting the year 2000 problem, actual costs may vary from this estimate. Subject to these assumptions, the Company's guidance for 1998 as described under "Summary--Outlook for 1998" includes the impact of the estimated costs for 1998.

    If the Company is unsuccessful in its efforts to correct or cause to be corrected its mission critical systems or if third parties with whom the Company's systems interconnect do not correct their systems, the Company could experience significant disruption to its operations, including disruption of its ability to provide certain wireless services and to correctly bill customers resulting in potential revenue loss and increased costs that could have a material adverse effect on the Company's financial condition or results of operations.

    Management believes that the original manufacturers of handsets and pagers are primarily liable for failures of such products. However, in the event of such product failures, the Company could experience service revenue loss and be required to incur additional costs to furnish customers with replacement equipment on a temporary or permanent basis to prevent further service revenue loss.

    IMPACT OF THE PIES ON THE MARKET FOR THE COMMON STOCK. The price of the shares of Common Stock could become more volatile and could be depressed by investors' anticipation of the potential distribution into the market of additional shares of Common Stock as a result of the delivery of shares of Common Stock by MediaOne Group at the maturity of the PIES, by possible sales of shares of Common Stock by investors who view the PIES as a more attractive means of equity participation in the Company and by hedging or arbitrage trading activity that may develop involving the PIES and the Common Stock. The price of the Common Stock could also be impacted by investors' anticipation of the distribution into the market by MediaOne Group of additional shares of Common Stock otherwise than in connection with the PIES. MediaOne Group currently owns a total of 59,313,621 shares of Common Stock (constituting approximately 10.3% of the outstanding Common Stock), up to shares of which may be delivered at the maturity of the PIES.


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